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                                                          EXHIBIT 10(o)
                                                          Form 10-K for 1995
                                                          File No. 1-11237


                         AT&T CAPITAL CORPORATION


          AMENDMENT NUMBER 1 TO 1993 SHARE PERFORMANCE INCENTIVE PLAN

        Pursuant to resolutions adopted by the Compensation Committee and Executive Committee of AT&T Capital Corporation's Board of Directors (dated November 7, 1995 and November 14, 1995, respectively), the AT&T Capital Corporation 1993 Share Performance Incentive Plan (the "Plan") is hereby amended and supplemented effective November 14, 1995 as set forth below:

        1. Section 2 of the Plan is amended and supplemented by adding the following new paragraph (ap) at the end thereof:

                  (ap) "Private Sale" means any Change in Control that results in, or will have the result of, the Common Stock no longer being publicly traded on a national securities exchange or traded on the NASDAQ over-the-counter market.

        2. Section 5 of the Plan is amended and supplemented by adding the following Section 5.3 at the end thereof:

        5.3 Private Sale. (a) Notwithstanding anything in Sections 5.1 or 5.2 to the contrary, upon the occurrence of a Private Sale during the term of the Plan, the Company shall promptly pay to each Participant (i) 100% of such Participant's Maximum Payout (without discount) for each pending Performance Period under the Plan and (ii) with respect to any Performance Period completed within twelve (12) months prior to such Private Sale, the excess of (A) 100% of the Maximum Payout for such Participant for such Performance Period over (B) the payment actually made to the Participant for such Performance Period.

          (b) Subject to Section 5.2 hereof, following any Award Payout for pending and completed Performance Periods under this Section 5.3, Award Payouts with respect to any Performance Periods beginning after the occurrence of a Private Sale will be determined in accordance with the provisions of Section 4 hereof without modification.


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